                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Bankers Trust New York Corporation hereby constitute and appoint Charles S. Sanford, Jr., Eugene B. Shanks, Jr., George J. Vojta, James J. Baechle, Timothy T. Yates and James T. Byrne, Jr., or any one of them, their true and lawful attorney or attorneys and agent or agents, with the power and authority to sign the names of the undersigned to the Annual Report for the year 1993 of Bankers Trust New York Corporation on Form 10-K pursuant to Section 13 of the Securities and Exchange Act of 1934 and each of the undersigned does hereby ratify and confirm all that said attorney or attorneys and agent or agents or any one of them shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, each of the undersigned has subscribed these presents.



February 15, 1994                      Bankers Trust New York Corporation



                                       By /S/ CHARLES S. SANFORD, JR.
                                       ---------------------------------
                                          Charles S. Sanford, Jr.
                                          Chairman of the Board


/S/CHARLES S. SANFORD, JR.
   ----------------------------------
   Charles S. Sanford, Jr.
   Chairman of the Board of Directors
   (Principal Executive Officer)


/S/TIMOTHY T. YATES
   ----------------------------------
   Timothy T. Yates
   Executive Vice President and
   Controller
   (Principal Financial Officer)


/S/GEOFFREY M. FLETCHER
   ----------------------------------
   Geoffrey M. Fletcher
   Senior Vice President
   (Principal Accounting Officer)

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                                                               February 15, 1994


/S/GEORGE B. BEITZEL                             Director
   ----------------------------------
   George B. Beitzel


/S/WILLIAM R. HOWELL                             Director
   ----------------------------------
   William R. Howell


/S/JON M. HUNTSMAN                               Director
   ----------------------------------
   Jon M. Huntsman


/S/VERNON E. JORDAN, JR.                         Director
   ----------------------------------
   Vernon E. Jordan, Jr.


/S/HAMISH MAXWELL                                Director
   ----------------------------------
   Hamish Maxwell


/S/DONALD F. McCULLOUGH                          Director
   ----------------------------------
   Donald F. McCullough


/S/N.J. NICHOLAS JR.                             Director
   ----------------------------------
   N.J. Nicholas Jr.


/S/RUSSELL E. PALMER                             Director
   ----------------------------------
   Russell E. Palmer


/S/DIDIER PINEAU-VALENCIENNE                     Director
   ----------------------------------
   Didier Pineau-Valencienne


/S/EUGENE B. SHANKS, JR.                         Director
   ----------------------------------
   Eugene B. Shanks, Jr.


/S/PATRICIA C. STEWART                           Director
   ----------------------------------
   Patricia C. Stewart


/S/GEORGE J. VOJTA                               Director
   ----------------------------------
   George J. Vojta

                                      101